Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Triton Pacific Investment Corporation, Inc., (the “Company”) for the quarterly period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Craig J. Faggen and Michael L. Carroll, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: August 15, 2016	By	/s/ Craig J. Faggen
Craig J. Faggen
Chief Executive Officer

	By	/s/ Michael L. Carroll
Michael L. Carroll
Chief Financial Officer

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